Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
May 31, 1998



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.8161%



        Excess Protection Level
          3 Month Average   5.55%
          May, 1998   4.95%
          April, 1998   5.88%
          March, 1998   5.81%


        Cash Yield                                  17.95%


        Investor Charge Offs                         5.01%


        Base Rate                                    7.98%


        Over 35 Day Delinquency                      5.17%


        Seller's Interest                           13.80%


        Total Payment Rate                          13.68%


        Total Principal Balance                     $35,599,996,121.04


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,911,601,602.55